UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2017, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved and adopted (i) the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “2017 Plan”), (ii) the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France (the “French Qualified RSU Sub-Plan”), and (iii) the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan (the “2017 Global ESPP”), at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.

2017 Plan

The 2017 Plan replaces the Company’s amended and restated 2009 Stock Incentive Plan (the “2009 Plan”), and from and after the date of stockholder approval of the 2017 Plan, no additional awards will be made under the 2009 Plan. However, the adoption and effectiveness of the 2017 Plan will not affect the terms and conditions of any outstanding awards granted under the 2009 Plan.

Under the 2017 Plan, subject to adjustment for certain changes in recapitalization or reorganization, the Company is authorized to issue up to 5,200,000 shares of common stock, plus 2,402,258 shares of common stock available for grant under the 2009 Plan as of September 15, 2017 (which amount may be increased from time to time by the number of shares relating to awards outstanding under the 2009 Plan that become eligible for reuse pursuant to the share recycling provisions of the 2017 Plan).

The 2017 Plan authorizes the Compensation Committee of the Company’s Board of Directors to provide stock- and cash-based awards to eligible participants in furtherance of the Company’s broader compensation strategy and philosophy. Awards granted under the 2017 Plan will be granted upon terms approved by the Compensation Committee and set forth in an award agreement or other evidence of an award.

French Qualified RSU Sub-Plan

The adoption of the French Qualified RSU Sub-Plan allows the Company’s French employees to receive grants of restricted stock units under the 2017 Plan with preferential tax treatment because one of the conditions for granting French qualified restricted stock units under French law is that such restricted stock units be granted pursuant to an equity incentive plan approved by shareholders after December 31, 2016. Any French qualified restricted stock units granted under the French Qualified RSU Sub-Plan will come from the shares available under the 2017 Plan.

2017 Global ESPP

The adoption of the 2017 Global ESPP allows the Company to provide its employees and employees of certain designated subsidiaries and affiliates an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its shares of common stock. For employees of participating affiliates in countries outside of the United States, the 2017 Global ESPP will be effectuated via separate offerings under one or more sub-plans of the 2017 Global ESPP in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries. Subject to adjustment for certain changes in recapitalization or reorganization, the maximum aggregate number of the Company’s shares of common stock that may be issued under the 2017 Global ESPP is 9,000,000 shares. The 2017 Global ESPP will become effective as of the first available offering date, as determined by the Compensation Committee of the Company’s Board of Directors.

The material terms of the 2017 Plan, the French Qualified RSU Sub-Plan and the 2017 Global ESPP are described in greater detail in Proposals No. 4, 5 and 6, respectively, in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2017 (the “Proxy Statement”).

The foregoing descriptions of the 2017 Plan, the French Qualified RSU Sub-Plan and the 2017 Global ESPP and the descriptions set forth in the Proxy Statement are qualified in their entirety by the full texts of the 2017 Plan, the French Qualified RSU Sub-Plan and the 2017 Global ESPP, which are attached as Annex B, Annex C, and Annex D, respectively, to the Proxy Statement, and are incorporated by reference herein as Exhibits 10.1, 10.2 and 10.3.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2017, the Board of Directors of the Company approved an amendment to Article VII of the Company’s by-laws to designate the state and federal courts located within the state of Delaware as the sole and exclusive forum for certain legal action, unless the Company consents in writing to the selection of an alternative forum.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Amended and Restated By-Laws, as adopted and effective on September 15, 2017, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On September 15, 2017, the Company held its Annual Meeting in New York, New York. As of the record date for the Annual Meeting, the Company had 105,877,198 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 91,141,241 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.

1.                         Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2018 and until their respective successors have been duly elected and qualified were as follows:

	For	Withhold	Broker Non-Votes
Strauss Zelnick	80,422,669	1,973,862	8,744,710
Robert A. Bowman	81,257,595	1,138,936	8,744,710
Michael Dornemann	81,522,347	874,184	8,744,710
J Moses	81,960,521	436,010	8,744,710
Michael Sheresky	81,957,945	438,586	8,744,710
LaVerne Srinivasan	81,992,739	403,792	8,744,710
Susan Tolson	81,342,794	1,053,737	8,744,710

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2018 and until their respective successors have been duly elected and qualified.

2.                         Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
81,185,305	933,968	277,258	8,744,710

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.                         Advisory votes regarding the frequency of the approval of the compensation of the named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
72,732,240	126,145	9,267,304	270,842	8,744,710

Based on the advisory votes set forth above, an annual advisory vote on the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders, and the Company’s Board of Directors has determined that it will hold an annual advisory vote on the compensation of the named executive officers.

4.                         Votes regarding the approval of the adoption of the 2017 Plan were as follows:

For	Against	Abstain	Broker Non-Votes
79,631,570	2,478,277	286,684	8,744,710

Based on the votes set forth above, the 2017 Plan was duly approved and adopted by our stockholders.

5.                         Votes regarding the approval of the adoption of the French Qualified RSU Sub-Plan were as follows:

For	Against	Abstain	Broker Non-Votes
81,029,941	1,073,874	292,716	8,744,710

Based on the votes set forth above, the French Qualified RSU Sub-Plan was duly approved and adopted by our stockholders.

6.                         Votes regarding the approval of the adoption of the 2017 Global ESPP were as follows:

For	Against	Abstain	Broker Non-Votes
81,682,565	445,781	268,185	8,744,710

Based on the votes set forth above, the 2017 Global ESPP was duly approved and adopted by our stockholders.

7.                          Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2018, were as follows:

For	Against	Abstain	Broker Non-Votes
89,041,322	1,853,181	246,738	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2018 was duly ratified by our stockholders.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit		Incorporated by Reference			Filed
No.	Description	Form	Exhibit	Filing Date	Herewith

3.1	Amended and Restated Bylaws of Take-Two Interactive Software, Inc., effective as of September 15, 2017				X

10.1	Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan	DEF 14A	B	July 27, 2017

10.2	Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France	DEF 14A	C	July 27, 2017

10.3	Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan	DEF 14A	D	July 27, 2017

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
No.	Description	Form	Exhibit	Filing Date	Herewith

3.1	Amended and Restated Bylaws of Take-Two Interactive Software, Inc., effective as of September 15, 2017				X

10.1	Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan	DEF 14A	B	July 27, 2017

10.2	Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France	DEF 14A	C	July 27, 2017

10.3	Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan	DEF 14A	D	July 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary
Date: September 18, 2017